Other Litigation, Claims, and Legal Contingencies	12 Months Ended
Dec. 31, 2022
Other Litigation, Claims, and Legal Contingencies
Other Litigation, Claims, and Legal Contingencies

(G.3) Other Litigation, Claims, and Legal Contingencies

This Note discloses information about intellectual property-related litigation and claims, tax-related litigation other than income tax-related litigation (see Note (C.5)), and anti-bribery matters.

y Uncertainty in Context of Legal Matters

The policies outlined in Note (A.4) for customer-related provisions, which include provisions for customer-related litigation cases and claims, equally apply to our other litigation, claims, and legal contingencies disclosed in this Note.

The outcome of litigation and claims is intrinsically subject to considerable uncertainty. Management’s view of these matters may also change in the future. Actual outcomes of litigation and claims may differ from the assessments made by management in prior periods, which could result in a material impact on our business, financial position, profit, cash flows, or reputation. Most of the lawsuits and claims are of a very individual nature and claims are either not quantified by the claimants or the claim amounts quantified are, based on historical evidence, not expected to be a good proxy for the expenditure that would be required to resolve the case concerned. The specifics of the jurisdictions where most of the claims are located further impair the predictability of the outcome of the cases. Therefore, it is typically not practicable to reliably estimate the financial effect that these lawsuits and claims would have if SAP were to incur expenditure for these cases.

Further, the expected timing of any resulting outflows of economic benefits from these lawsuits and claims is typically uncertain and not estimable, as it depends generally on the duration of the legal proceedings and settlement negotiations required to resolve them.

We are subject to a variety of claims and lawsuits that arise from time to time in the ordinary course of our business, including proceedings and claims that relate to companies we have acquired. We will continue to vigorously defend against all claims and lawsuits against us.The provisions recorded for these claims and lawsuits as at December 31, 2022, are neither individually nor in the aggregate material to SAP.

Among the claims and lawsuits disclosed in this Note are the following classes:

Intellectual Property-Related Litigation and Claims

Intellectual property-related litigation and claims are cases in which third parties have threatened or initiated litigation claiming that SAP violates one or more intellectual property rights that they possess. Such intellectual property rights may include patents, copyrights, and other similar rights.

Contingent liabilities exist from intellectual property-related litigation and claims for which no provision has been recognized. Generally, it is not practicable to estimate the financial impact of these contingent liabilities due to the uncertainties around the litigation and claims, as outlined above. The total amounts claimed by plaintiffs in those intellectual property-related lawsuits or claims in which a claim has been quantified were not material to us as at December 31, 2022 and 2021. Based on our past experience, most of the intellectual property-related litigation and claims tend to be either dismissed in court or settled out of court for amounts significantly below the originally claimed amounts. We currently believe that resolving the intellectual property-related claims and lawsuits pending as at December 31, 2022, will neither individually nor in the aggregate have a material adverse effect on our business, financial position, profit, or cash flows.

Individual cases of intellectual property-related litigation and claims include the following:

In June 2018, Teradata Corporation, Teradata US, Inc. and Teradata Operations, Inc. (collectively “Teradata”) filed a civil lawsuit against SAP SE, SAP America, Inc., and SAP Labs, LLC in U.S. federal court in California. Teradata alleged that SAP misappropriated trade secrets of Teradata, infringed Teradata’s copyrights (this claim was subsequently withdrawn by Teradata), and violated U.S. antitrust laws. Teradata sought unspecified monetary damages and injunctive relief. In 2019, SAP asserted patent infringement counterclaims against Teradata seeking monetary damages and injunctive relief. In 2020, Teradata initiated a second civil lawsuit against SAP asserting patent infringement, seeking monetary damages and injunctive relief; in February 2021, SAP filed patent infringement counterclaims against Teradata in this second U.S. lawsuit as well as a civil lawsuit against Teradata in Germany asserting patent infringement, seeking monetary damages and injunctive relief. Currently, all claims between the parties have been dismissed. Teradata has appealed the dismissal of its trade secret and antitrust claims; this appeal is expected to be completed by late 2023.

Tax-Related Litigation

We are subject to ongoing audits by domestic and foreign tax authorities. In respect of non-income taxes, we are involved in various proceedings with only a few foreign tax authorities regarding assessments and litigation matters on intercompany royalty payments and intercompany services. The total potential amount in dispute related to these matters for all applicable years is approximately €344 million (2021: €195 million). We have not recorded a provision for these matters, as we believe that we will prevail.

For more information about our income tax-related litigation, see Note (C.5).

Anti-Bribery Matters

SAP has received communications and whistleblower information alleging conduct that may violate anti-bribery laws in the United States (including the U.S. Foreign Corrupt Practices Act (FCPA)), and other countries. The Office of Ethics and Compliance (OEC) of SAP is conducting investigations with the assistance of an external law firm and voluntarily advised the U.S. Securities and Exchange Commission (U.S. SEC) and the U.S. Department of Justice (U.S. DOJ), as well as local authorities where potential violations are being investigated. The investigations and dialogue between SAP and the local authorities and the U.S. SEC and U.S. DOJ are ongoing and neither the outcome of the investigations nor the date when substantiated findings will be available is predictable at this point in time.

The alleged conduct may result in monetary penalties or other sanctions under the FCPA and/or other anti-bribery laws. In addition, SAP’s ability to conduct business in certain jurisdictions could be negatively impacted. The comprehensive and exhaustive investigations and the corresponding remediation activities are still ongoing. In South Africa, SAP is seeking resolution of pending civil claims relating to ongoing investigations. Although there could be an unfavorable outcome in one or more of the ongoing investigations, it is impossible at this point in time to make an informed judgment about any possible financial impact.

As a consequence, as at December 31, 2022, no provisions have been recognized for potential anti-bribery law violations in our consolidated financial statements. It is currently also not practicable to estimate the financial effect of any contingent liabilities that may result from these potential violations.